UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2016

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One North Shore Center, 12 Federal Street Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(800) 555-5455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 24, 2016, F.N.B. Corporation filed with the Securities and Exchange Commission two prospectus supplements to the base prospectus contained in its effective shelf registration statement (File No. 333-204274), which relate to shares of its common stock, par value $0.01 per share, that may be offered pursuant to equity awards held by certain former employees and former non-employee directors, directors emeritus, advisory directors and consultants of Metro Bancorp, Inc. This report is being filed to present certain exhibits that will be incorporated by reference into the prospectus for each offering and the registration statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of James G. Orie as to the validity of the securities being registered

23.1	Consent of James G. Orie (included in Exhibit 5.1 hereto)

99.1	Metro Bancorp, Inc. Amended and Restated 2006 Employee Stock Option and Restricted Stock Plan (incorporated by reference to Exhibit 99.1 of Post-Effective Amendment No. 1 on Form S-8 to the Registrant’s Registration Statement on Form S-4 (Registration No. 333-207334))

99.2	Metro Bancorp, Inc. 2011 Directors Stock Option Plan

99.3	Metro Bancorp, Inc. Amended 2001 Directors Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ James G. Orie
James G. Orie,
Chief Legal Officer

Date: February 24, 2016

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of James G. Orie as to the validity of the securities being registered

23.1	Consent of James G. Orie (included in Exhibit 5.1 hereto)

99.1	Metro Bancorp, Inc. Amended and Restated 2006 Employee Stock Option and Restricted Stock Plan (incorporated by reference to Exhibit 99.1 of Post-Effective Amendment No. 1 on Form S-8 to the Registrant’s Registration Statement on Form S-4 (Registration No. 333-207334))

99.2	Metro Bancorp, Inc. 2011 Directors Stock Option Plan

99.3	Metro Bancorp, Inc. Amended 2001 Directors Stock Option Plan